UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09243

The Gabelli Utility Trust

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Utility Trust

Semiannual Report

June 30, 2011

Mario J. Gabelli, CFA

To Our Shareholders,

For the six months ended June 30, 2011, the net asset value (“NAV”) total return of The Gabelli Utility Trust (the “Fund”) was 13.92%, compared with the return of the Standard & Poor’s (“S&P”) 500 Utilities Index increase of 9.06%. The total return for the Fund’s publicly traded shares was 18.55%. On June 30, 2011, the Fund’s NAV per share was $5.75, while the price of the publicly traded shares closed at $7.23 on the New York Stock Exchange (“NYSE”).

Enclosed are the portfolio of investments and financial statements as of June 30, 2011.

Comparative Results

Average Annual Returns through June 30, 2011 (a) (Unaudited)
	Quarter	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception (07/09/99)
Gabelli Utility Trust
NAV Total Return (b)	5.28%	13.92%	42.55%	6.85%	7.76%	7.96%	8.73%
Investment Total Return (c)	10.68	18.55	1.07	2.12	5.82	6.71	8.71
S&P 500 Utilities Index	6.14	9.06	23.86	(2.04)	4.79	3.01	4.27	(d)
S&P 500 Index	0.10	6.02	30.69	3.34	2.94	2.72	1.49
Lipper Utility Fund Average	4.59	10.20	29.98	0.17	5.91	5.27	4.73
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Utilities Index is an unmanaged indicator of electric and gas utility stock performance. The Lipper Utility Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.
(d)	From June 30, 1999, the date closest to the Fund’s inception for which data is available.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI UTILITY TRUST

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2011:

Energy and Utilities: Electric Integrated	45.9%
Energy and Utilities: Natural Gas Integrated	12.1%
Energy and Utilities: Electric Transmission and Distribution	8.7%
Energy and Utilities: Natural Gas Utilities	8.5%
Cable and Satellite	4.5%
Telecommunications	4.2%
Energy and Utilities: Global Utilities	3.2%
Energy and Utilities: Water	3.0%
Wireless Communications	2.3%
Energy and Utilities: Merchant Energy	1.8%
Energy and Utilities: Natural Resources	1.2%
Diversified Industrial	1.0%
Entertainment	1.0%
Transportation	0.5%

Communications Equipment	0.5%
Aerospace	0.4%
Independent Power Producers and Energy Traders	0.4%
Energy and Utilities: Services	0.3%
U.S. Government Obligations	0.2%
Energy and Utilities: Alternative Energy	0.1%
Real Estate	0.1%
Equipment and Supplies	0.1%
Environmental Services	0.0%
Investment Companies	0.0%
Agriculture	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended March 31, 2011. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Shareholder Meeting – May 16, 2011 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 16, 2011 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Frank J. Fahrenkopf, Jr., Robert J. Morrissey, and Salvatore J. Zizza as Trustees of the Fund. A total of 26,639,606 votes, 26,265,143 votes, and 26,807,551 votes were cast in favor of these Trustees and a total of 1,042,188 votes, 1,416,651 votes, and 874,244 votes were withheld for these Trustees, respectively. In addition, preferred shareholders, voting as a separate class, elected Anthony J. Colavita as a Trustee of the Fund. A total of 1,074,410 votes were cast in favor of this Trustee and a total of 28,783 votes were withheld for this Trustee.

Mario J. Gabelli, CFA, Thomas E. Bratter, James P. Conn, Vincent D. Enright, John D. Gabelli, and Anthony R. Pustorino continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI UTILITY TRUST

SCHEDULE OF INVESTMENTS

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS — 99.7%
	ENERGY AND UTILITIES — 86.3%
	Energy and Utilities: Alternative Energy — 0.1%
7,000	Ormat Industries Ltd.	$95,331	$46,091
11,000	Ormat Technologies Inc.	234,175	242,110
8,100	Renegy Holdings Inc.†	57,108	2,106

		386,614	290,307

	Energy and Utilities: Electric Integrated — 45.9%
23,000	ALLETE Inc.	728,776	943,920
75,000	Alliant Energy Corp.	1,824,382	3,049,500
17,000	Ameren Corp.	560,038	490,280
78,000	American Electric Power Co. Inc.	2,568,822	2,939,040
10,000	Avista Corp.	199,636	256,900
50,000	Black Hills Corp.	1,431,322	1,504,500
26,000	Central Vermont Public Service Corp.	482,572	939,900
27,000	Cleco Corp.	524,506	940,950
114,000	CMS Energy Corp.	1,363,739	2,244,660
130,000	Constellation Energy Group Inc.	4,075,910	4,934,800
30,000	Dominion Resources Inc.	1,316,090	1,448,100
120,000	DPL Inc.	2,577,124	3,619,200
23,000	DTE Energy Co.	934,776	1,150,460
125,000	Duke Energy Corp.	2,408,508	2,353,750
83,000	Edison International	3,641,583	3,216,250
172,000	El Paso Electric Co.	3,176,667	5,555,600
1,000	Emera Inc.	21,639	32,775
3,000	Entergy Corp.	75,249	204,840
107,000	FirstEnergy Corp.	4,651,413	4,724,050
200,000	Great Plains Energy Inc.	5,211,495	4,146,000
52,000	Hawaiian Electric Industries Inc.	1,253,981	1,251,120
89,000	Integrys Energy Group Inc.	4,500,171	4,613,760
64,000	MGE Energy Inc.	1,887,100	2,593,920
95,000	NextEra Energy Inc.	4,094,307	5,458,700
48,000	NiSource Inc.	1,020,001	972,000
109,000	NorthWestern Corp.	3,303,774	3,608,990
35,000	NV Energy Inc.	312,248	537,250
100,000	OGE Energy Corp.	2,406,346	5,032,000
22,400	Otter Tail Corp.	592,095	472,640
48,000	PG&E Corp.	1,280,160	2,017,440
100,000	PNM Resources Inc.	1,119,082	1,674,000
90,000	Progress Energy Inc.	3,909,356	4,320,900
40,000	Progress Energy Inc., CVO†	20,800	4,000
38,000	Public Service Enterprise Group Inc.	996,629	1,240,320
60,500	SCANA Corp.	1,918,305	2,381,885

Shares		Cost	Market Value

104,000	TECO Energy Inc.	$1,548,928	$1,964,560
25,000	The Empire District Electric Co.	515,057	481,500
142,000	UniSource Energy Corp.	4,291,670	5,300,860
18,000	Unitil Corp.	466,141	473,400
47,000	Vectren Corp.	1,162,166	1,309,420
250,000	Westar Energy Inc.	5,705,037	6,727,500
180,000	Wisconsin Energy Corp.	3,273,387	5,643,000
179,000	Xcel Energy Inc.	3,118,075	4,349,700

		86,469,063	107,124,340

	Energy and Utilities: Electric Transmission and Distribution — 8.7%
243	Brookfield Infrastructure Partners LP	5,103	6,087
1,000	Capital Power Income LP	19,701	19,700
50,000	CH Energy Group Inc.	2,261,677	2,663,000
56,000	Consolidated Edison Inc.	2,529,105	2,981,440
135,000	Northeast Utilities	2,670,943	4,747,950
180,000	NSTAR	4,335,597	8,276,400
22,500	Pepco Holdings Inc.	449,918	441,675
36,666	UIL Holdings Corp.	966,693	1,186,145

		13,238,737	20,322,397

	Energy and Utilities: Global Utilities — 3.2%
16,250	Areva SA†	668,415	605,976
8,000	Chubu Electric Power Co. Inc.	189,551	156,015
40,000	Electric Power Development Co. Ltd.	1,440,584	1,080,678
37,000	Endesa SA	1,323,804	1,231,938
300,000	Enel SpA	1,862,753	1,959,454
300,000	Hera SpA	433,285	635,169
8,000	Hokkaido Electric Power Co. Inc.	156,870	132,861
8,000	Hokuriku Electric Power Co.	146,449	152,438
3,500	Huaneng Power International Inc., ADR	135,552	74,620
35,000	Korea Electric Power Corp., ADR†	565,727	464,450
8,000	Kyushu Electric Power Co. Inc.	167,818	143,792
2,000	Niko Resources Ltd.	113,769	124,859
8,000	Shikoku Electric Power Co. Inc.	155,987	181,355
8,000	The Chugoku Electric Power Co. Inc.	150,761	138,327
8,000	The Kansai Electric Power Co. Inc.	158,472	158,996
14,500	Tohoku Electric Power Co. Inc.	275,870	209,111

		7,945,667	7,450,039

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS — (Continued)
	ENERGY AND UTILITIES — (Continued)
	Energy and Utilities: Merchant Energy — 1.8%
23,000	Dynegy Inc.†	$103,656	$142,370
23,048	GenOn Energy Inc.†	37,369	88,965
300,000	GenOn Energy Inc., Escrow† (a)	0	0
306,000	The AES Corp.†	3,733,541	3,898,440

		3,874,566	4,129,775

	Energy and Utilities: Natural Gas Integrated — 12.1%
334,459	El Paso Corp.	3,476,886	6,756,072
1,000	Energen Corp.	66,090	56,500
127,000	National Fuel Gas Co.	4,287,736	9,245,600
100,000	ONEOK Inc.	2,674,346	7,401,000
120,000	Southern Union Co.	2,059,886	4,818,000

		12,564,944	28,277,172

	Energy and Utilities: Natural Gas Utilities — 8.5%
26,000	AGL Resources Inc.	643,173	1,058,460
34,000	Atmos Energy Corp.	845,238	1,130,500
22,000	Chesapeake Utilities Corp.	541,283	880,660
11,000	CONSOL Energy Inc.	376,317	533,280
22,418	Corning Natural Gas Corp.	240,181	361,482
30,000	Delta Natural Gas Co. Inc.	502,057	952,800
11,445	GDF Suez	387,206	418,827
11,445	GDF Suez, Strips	0	17
85,000	Nicor Inc.	2,907,644	4,652,900
35,000	Piedmont Natural Gas Co. Inc.	553,256	1,059,100
6,000	RGC Resources Inc.	128,344	194,700
140,000	Southwest Gas Corp.	3,835,327	5,405,400
112,000	Spectra Energy Corp.	3,057,603	3,069,920

		14,017,629	19,718,046

	Energy and Utilities: Natural Resources — 1.2%
4,000	Anadarko Petroleum Corp.	197,150	307,040
34,000	Compania de Minas Buenaventura SA, ADR	381,326	1,291,320
10,000	Exxon Mobil Corp.	547,153	813,800
3,000	Peabody Energy Corp.	112,025	176,730
4,000	Royal Dutch Shell plc, Cl. A, ADR	237,320	284,520

		1,474,974	2,873,410

	Energy and Utilities: Services — 0.3%
25,000	ABB Ltd., ADR†	273,075	648,750
2,400	Tenaris SA, ADR	104,090	109,752

		377,165	758,502

Shares		Cost	Market Value

	Energy and Utilities: Water — 3.0%
14,000	American States Water Co.	$312,701	$485,240
28,000	American Water Works Co. Inc.	602,000	824,600
21,833	Aqua America Inc.	221,008	479,889
24,750	Artesian Resources Corp., Cl. A	257,250	445,995
40,000	California Water Service Group	555,152	748,400
7,500	Connecticut Water Service Inc.	146,455	191,850
50,000	Middlesex Water Co.	784,886	929,000
30,000	Pennichuck Corp.	610,619	862,500
80,000	SJW Corp.	1,482,532	1,939,200
9,000	The York Water Co.	108,269	148,950

		5,080,872	7,055,624

	Diversified Industrial — 1.0%
1,800	Alstom SA	157,996	110,989
1,000	Bouygues SA	43,572	43,962
6,000	Cooper Industries plc	123,352	358,020
100,000	General Electric Co.	1,487,153	1,886,000

		1,812,073	2,398,971

	Equipment and Supplies — 0.1%
50,000	Capstone Turbine Corp.†	83,080	76,500
2,000	Mueller Industries Inc.	88,019	75,820

		171,099	152,320

	Environmental Services — 0.0%
3,000	Suez Environnement Co. SA	0	59,841

	Independent Power Producers and Energy Traders — 0.4%
40,000	NRG Energy Inc.†	966,620	983,200

	TOTAL ENERGY AND UTILITIES	148,380,023	201,593,944

	COMMUNICATIONS — 11.4%

	Cable and Satellite — 4.5%
72,000	Cablevision Systems Corp., Cl. A	1,432,144	2,607,120
5,000	Cogeco Cable Inc.	105,008	235,367
20,000	Cogeco Inc.	389,461	893,981
30,000	DIRECTV, Cl. A†	480,619	1,524,600
60,000	DISH Network Corp., Cl. A†	1,212,179	1,840,200
10,000	EchoStar Corp., Cl. A†	280,860	364,300
21,000	Liberty Global Inc., Cl. A†	461,896	945,840
20,000	Liberty Global Inc., Cl. C†	421,966	854,000

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Shares			Cost	Market Value

		COMMON STOCKS — (Continued)
		COMMUNICATIONS — (Continued)
		Cable and Satellite — (Continued)
8,000		Rogers Communications Inc., Cl. B	$119,139	$316,160
11,500		Time Warner Cable Inc.	490,157	897,460

			5,393,429	10,479,028

		Communications Equipment — 0.5%
245,000		Furukawa Electric Co. Ltd.	1,129,666	1,016,459
1,000		QUALCOMM Inc.	37,010	56,790

			1,166,676	1,073,249

		Telecommunications — 4.2%
40,000		AT&T Inc.	1,039,608	1,256,400
2,000		Belgacom SA	69,509	71,333
4,350	(c)	Bell Aliant Inc. (b)	117,218	129,537
11,000		BT Group plc, ADR	343,602	359,700
200,000		Cincinnati Bell Inc.†	785,587	664,000
50,000		Deutsche Telekom AG, ADR	824,867	781,500
2,000		France Telecom SA, ADR	22,799	42,580
200		Hutchison Telecommunications Hong Kong Holdings Ltd.	19	62
500		Mobistar SA	41,057	37,980
19,000		Nippon Telegraph & Telephone Corp.	883,158	912,179
11,800		Orascom Telecom Holding SAE, GDR† (d)	74,146	40,852
15,000		Portugal Telecom SGPS SA	210,165	148,721
2,000		PT Indosat Tbk	1,061	1,189
500		Sistema JSFC, GDR (d)	17,384	12,850
1,200		Tele2 AB, Cl. B	14,604	23,715
27,000		Telekom Austria AG	403,751	344,558
40,000		Touch America Holdings Inc.† (a)	38,488	0
110,000		Verizon Communications Inc.	3,846,319	4,095,300
75,000		VimpelCom Ltd., ADR	720,805	957,000

			9,454,147	9,879,456

		Wireless Communications — 2.2%
600		America Movil SAB de CV, Cl. L, ADR	9,424	32,328
2,000		China Mobile Ltd., ADR	33,988	93,560
2,000		China Unicom Hong Kong Ltd., ADR	16,278	40,540
171		M1 Ltd.	210	352
13,000		Millicom International Cellular SA, SDR	936,446	1,356,479

Shares		Cost	Market Value

11,250	Mobile TeleSystems OJSC, ADR	$175,074	$213,975
1,035	Mobile Telesystems OJSC, Moscow Interbank Currency Exchange†	5,673	8,377
120	Mobile Telesystems OJSC, Russian Trading System Stock Exchange	630	974
1,000	NTT DoCoMo Inc.	1,438,659	1,776,287
600	SK Telecom Co. Ltd., ADR	12,374	11,220
400	SmarTone Telecommunications Holdings Ltd.	207	595
22,000	Turkcell Iletisim Hizmetleri A/S, ADR†	378,706	298,100
29,000	United States Cellular Corp.†	1,356,795	1,404,180

		4,364,464	5,236,967

	TOTAL COMMUNICATIONS	20,378,716	26,668,700

	OTHER — 2.0%
	Aerospace — 0.4%
100,000	Rolls-Royce Holdings plc†	809,939	1,035,197
9,600,000	Rolls-Royce Holdings plc, Cl. C† (e)	15,751	15,408

		825,690	1,050,605

	Agriculture — 0.0%
3,000	Cadiz Inc.†	30,211	32,580

	Entertainment — 1.0%
85,000	Vivendi	2,892,807	2,363,576

	Investment Companies — 0.0%
3,000	Kinnevik Investment AB, Cl. B	41,537	66,638

	Real Estate — 0.1%
5,000	Brookfield Asset Management Inc., Cl. A	54,011	165,850

	Transportation — 0.5%
30,000	GATX Corp.	911,610	1,113,600

	TOTAL OTHER	4,755,866	4,792,849

	TOTAL COMMON STOCKS	173,514,605	233,055,493

	WARRANTS — 0.1%
	COMMUNICATIONS — 0.1%
	Wireless Communications — 0.1%
16,000	Bharti Airtel Ltd., expire 09/19/13† (b)	108,378	141,357

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS — 0.0%
	ENERGY AND UTILITIES — 0.0%
	Environmental Services — 0.0%
$100,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	$100,000	$114,125

	U.S. GOVERNMENT OBLIGATIONS — 0.2%
365,000	U.S. Treasury Bills, 0.040% to 0.095%††, 09/22/11 to 12/15/11	364,892	364,919

TOTAL INVESTMENTS — 100.0%		$174,087,875	233,675,894

Notional Amount			Termination Date	Unrealized Appreciation/ Depreciation

		EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
3,887
(2,400,000 Shares	)	Rolls-Royce Holdings plc, Cl. C	07/11/11	(40)
244,310
(25,000 Shares	)	Rolls-Royce Holdings plc	06/27/12	14,408

		TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		14,368

				Market Value

Other Assets and Liabilities (Net)				(291,433)

PREFERRED STOCK (1,154,188 preferred shares outstanding)				(51,332,200)

NET ASSETS — COMMON SHARES (31,654,121 common shares outstanding)				$182,066,629

NET ASSET VALUE PER COMMON SHARE ($182,066,257 ÷ 31,654,121 shares outstanding)				$5.75

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2011, the fair valued securities had no market value.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the market value of Rule 144A securities amounted to $270,894 or 0.12% of total investments.
(c)	Denoted in units.
(d)	Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. These securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2011, the market value of Regulation S securities amounted to $53,702 or 0.02% of total investments, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/11 Carrying Value Per Unit
11,800	Orascom Telecom Holding SAE, GDR	07/27/09	$74,146	$3.4620
500	Sistema JSFC, GDR	10/10/07	17,384	25.7000

(e)	At June 30, 2011, the Fund held an investment in a restricted and illiquid security amounting to $15,408 or 0.01% of total investments, which were valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/11 Carrying Value Per Unit
9,600,000	Rolls-Royce Holdings plc, Cl. C	04/20/11	$15,751	$0.0016

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVO	Contingent Value Obligation
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Company
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

Assets:
Investments, at value (cost $174,087,875)	$233,675,894
Foreign currency, at value (cost $5)	5
Dividends and interest receivable	569,323
Unrealized appreciation on swap contracts	14,408
Deferred offering expense	5,840
Prepaid expense	2,738

Total Assets	234,268,208

Liabilities:
Payable to custodian	97,499
Distributions payable	19,784
Payable for investment advisory fees	399,247
Payable for payroll expenses	19,326
Payable for accounting fees	7,500
Payable for auction agent fees	191,052
Payable for shareholder communications expenses	78,057
Unrealized depreciation on swap contracts	40
Other accrued expenses	56,874

Total Liabilities	869,379

Preferred Shares:
Series A Cumulative Preferred Shares (5.625%, $25 liquidation value, $0.001 par value, 1,200,000 shares authorized with 1,153,288 shares issued and outstanding)	28,832,200
Series B Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 900 shares issued and outstanding)	22,500,000

Total Preferred Shares	51,332,200

Net Assets Attributable to Common Shareholders	$182,066,629

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$126,226,230
Accumulated net investment income	81,272
Accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions	(3,845,661)
Net unrealized appreciation on investments	59,588,019
Net unrealized appreciation on swap contracts	14,368
Net unrealized appreciation on foreign currency translations	2,401

Net Assets	$182,066,629

Net Asset Value per Common Share:
($182,066,629 ÷ 31,654,121 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$5.75

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $81,247)	$4,074,491
Interest	2,528

Total Investment Income	4,077,019

Expenses:
Investment advisory fees	1,124,665
Offering expenses related to shelf registration (see Note 5)	123,086
Shareholder communications expenses	115,246
Shareholder services fees	73,835
Legal and audit fees	56,803
Payroll expenses	55,640
Trustees’ fees	38,996
Auction agent fees	27,450
Accounting fees	22,500
Custodian fees	14,265
Interest expense	5
Miscellaneous expenses	48,774

Total Expenses	1,701,265

Net Investment Income	2,375,754

Net Realized and Change in Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	259,932
Net realized gain on swap contracts	5,850
Net realized loss on foreign currency transactions	(2,297)

Net realized gain on investments, swap contracts, and foreign currency transactions	263,485

Net change in unrealized appreciation on investments	20,905,798
Net change in unrealized appreciation on swap contracts	15,005
Net change in unrealized appreciation on foreign currency translations	1,865

Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	20,922,668

Net Realized and Change in Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	21,186,153

Net Increase in Net Assets Resulting from Operations	23,561,907

Total Distributions to Preferred Shareholders	(971,898)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$22,590,009

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST

STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
Operations:
Net investment income	$2,375,754		$4,744,249
Net realized gain/(loss) on investments, swap contracts, and foreign currency transactions	263,485		(1,967,740)
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	20,922,668		24,923,875

Net Increase in Net Assets Resulting from Operations	23,561,907		27,700,384

Distributions to Preferred Shareholders:
Net investment income	(874,708	)*	(1,970,625)
Net realized long-term gain	(97,190	)*	—

Total Distributions to Preferred Shareholders	(971,898)		(1,970,625)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	22,590,009		25,729,759

Distributions to Common Shareholders:
Net investment income	(1,324,119	)*	(2,428,970)
Net realized long-term gain	(189,160	)*	—
Return of capital	(7,944,712	)*	(20,001,660)

Total Distributions to Common Shareholders	(9,457,991)		(22,430,630)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	1,423,173		3,365,431

Net Increase in Net Assets from Fund Share Transactions	1,423,173		3,365,431

Net Increase in Net Assets Attributable to Common Shareholders	14,555,191		6,664,560

Net Assets Attributable to Common Shareholders:
Beginning of period	167,511,438		160,846,878

End of period (including undistributed net investment income of $81,272 and $0, respectively)	$182,066,629		$167,511,438

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008		2007	2006
Operating Performance:
Net asset value, beginning of period	$5.33		$5.20	$5.09	$8.18		$8.19	$6.98

Net investment income	0.07		0.15	0.17	0.18		0.19	0.17
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.67		0.73	0.69	(2.48)		0.61	1.84

Total from investment operations	0.74		0.88	0.86	(2.30)		0.80	2.01

Distributions to Preferred Shareholders: (a)
Net investment income	(0.03	)*	(0.06)	(0.06)	(0.06)		(0.03)	(0.02)
Net realized gain	(0.00	)(g)*	—	—	(0.03)		(0.07)	(0.08)

Total distributions to preferred shareholders	(0.03)		(0.06)	(0.06)	(0.09)		(0.10)	(0.10)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.71		0.82	0.80	(2.39)		0.70	1.91

Distributions to Common Shareholders:
Net investment income	(0.04	)*	(0.08)	(0.08)	(0.10)		(0.16)	(0.16)
Net realized gain	(0.01	)*	—	—	(0.04)		(0.33)	(0.56)
Paid-in capital	(0.25	)*	(0.64)	(0.64)	(0.58)		(0.23)	—

Total distributions to common shareholders	(0.30)		(0.72)	(0.72)	(0.72)		(0.72)	(0.72)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.01		0.03	0.03	0.02		0.01	0.02
Increase in net asset value from repurchase of preferred shares	—		—	0.00 (g)	0.00	(g)	0.00 (g)	—
Offering costs for issuance of rights charged to paid-in capital	—		—	—	(0.00	)(g)	—	0.00 (g)

Total fund share transactions	0.01		0.03	0.03	0.02		0.01	0.02

Net Asset Value Attributable to Common Shareholders, End of Period	$5.75		$5.33	$5.20	$5.09		$8.18	$8.19

NAV total return †	13.04%		13.76%	14.19%	(31.68)%		8.08%	27.46%

Market value, end of period	$7.23		$6.39	$9.02	$5.90		$9.50	$9.94

Investment total return ††	18.55%		(21.38)%	70.88%	(31.81)%		3.42%	16.47%

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,
		2010	2009	2008	2007	2006
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$233,399	$218,843	$212,179	$206,724	$300,210	$297,511
Net assets attributable to common shares, end of period (in 000’s)	$182,067	$167,511	$160,847	$154,898	$245,617	$242,906
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.73%	3.01%	3.68%	2.68%	2.03%	2.24%
Ratio of operating expenses to average net assets attributable to common shares before fee waived	1.96%	1.93%	2.04%	1.77%	—	—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (b)(c)	1.96%	1.91%	2.04%	1.50%	1.63%	1.75%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived	1.51%	1.45%	1.50%	1.39%	—	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any (b)(c)	1.51%	1.44%	1.50%	1.18%	1.34%	1.40%
Portfolio turnover rate †††	1%	1%	4%	14%	13%	33%

Preferred Shares:
5.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$28,832	$28,832	$28,832	$29,326	$29,593	$29,605
Total shares outstanding (in 000’s)	1,153	1,153	1,153	1,173	1,184	1,184
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (d)	$25.22	$25.15	$23.86	$22.76	$23.36	$23.80
Asset coverage per share	$113.67	$106.58	$103.34	$99.72	$137.48	$136.21
Series B Auction Market Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$22,500	$22,500	$22,500	$22,500	$25,000	$25,000
Total shares outstanding (in 000’s)	1	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (e)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$113,671	$106,582	$103,336	$99,721	$137,478	$136,210
Asset Coverage (f)	455%	426%	413%	399%	550%	545%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007 and 2006, would have been 29% and 34%, respectively.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.
(b)	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits for the year ended December 31, 2007, the ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction would have been 1.63% and the ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction would have been 1.33%. For the years ended December 31, 2009, 2008, and 2006, the effect of Custodian Fee Credits was minimal. For the six months ended June 30, 2011 and the year ended December 31, 2010, there were no Custodian Fee Credits.
(c)	The Fund incurred interest expense during the year ended December 31, 2007. If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common stock would have been 1.62% and the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.33%. For the six months ended June 30, 2011 and the years ended December 31, 2010, 2009, and 2008, the effect of interest expense was minimal.
(d)	Based on weekly prices.
(e)	Based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(f)	Asset coverage is calculated by combining all series of preferred shares.
(g)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.  Organization.  The Gabelli Utility Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on July 9, 1999.

The Fund’s primary objective is long-term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the “80% Policy”). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

THE GABELLI UTILITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Valuation Inputs			Total Market Value at 6/30/11
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Electric Integrated	$107,120,340	$4,000	—	$107,124,340
Energy and Utilities: Merchant Energy	4,129,775	—	$0	4,129,775
Other Industries (a)	90,339,829	—	—	90,339,829
COMMUNICATIONS
Telecommunications	9,879,456	—	0	9,879,456
Other Industries (a)	16,789,244	—	—	16,789,244
OTHER
Aerospace	1,035,197	15,408	—	1,050,605
Other Industries (a)	3,742,244	—	—	3,742,244
Total Common Stocks	233,036,085	19,408	0	233,055,493
Warrants	—	141,357	—	141,357
Convertible Corporate Bonds	—	114,125	—	114,125
U.S. Government Obligations	—	364,919	—	364,919
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$233,036,085	$639,809	$0	$233,675,894
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
EQUITY CONTRACT:
Contract for Difference Swap Agreement	$—	$14,408	$—	$14,408
LIABILITIES (Unrealized Depreciation): *
EQUITY CONTRACT:
Contract for Difference Swap Agreement	—	(40)	—	(40)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$14,368	$—	$14,368

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

THE GABELLI UTILITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The Fund did not have significant transfers between Level 1 and Level 2 during the six months ended June 30, 2011.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 6/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 6/30/11 †
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
COMMUNICATIONS
Telecommunications	0	—	—	—	—	—	—	—	0	—
Total Common Stocks	0	—	—	—	—	—	—	—	0	—
Warrants:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	183	—	(51,616)	51,433	—	(0)	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES	$183	$—	$(51,616)	$51,433	$—	$(0)	$—	$—	$0	$—

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). The FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make

THE GABELLI UTILITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2011, if any, are not accounted for as hedging instruments under U.S. GAAP and are disclosed in the Schedule of Investments.

Swap Agreements.  The Fund may enter into equity contract for difference and interest rate swap or cap transactions for the purpose of hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series B Auction Rate Cumulative Preferred Stock (“Series B Stock”). In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Swaps and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Statement of Preferences even if the counterparty defaulted. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

THE GABELLI UTILITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

During the six months ended June 30, 2011, the Fund held no investments in interest rate swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at June 30, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount		Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation/ Depreciation
		Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$ 3,887	(2,400,000 Shares)	Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Holdings plc, Cl. C	7/11/11	$(40)
244,310	(25,000 Shares)	Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	6/27/12	14,408

					$14,368

The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2011 had an average monthly notional amount of approximately $252,959.

As of June 30, 2011, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts and Liabilities, Unrealized depreciation on swap contracts. For the six months ended June 30, 2011, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Change in Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation on swap contracts.

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the six months ended June 30, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential

THE GABELLI UTILITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the six months ended June 30, 2011, the Fund held no investments in forward foreign exchange contracts.

Repurchase Agreements.  The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2011, the Fund held no investments in repurchase agreements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend

THE GABELLI UTILITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were no custodian fee credits earned during the six months ended June 30, 2011.

Distributions to Shareholders.  Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 5.625% Series A Cumulative Preferred Shares and Series B Auction Market Cumulative Preferred Shares (“Cumulative Preferred Shares”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$2,428,970	$1,970,625
Return of capital	20,001,660	—

Total distributions paid	$22,430,630	$1,970,625

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(2,489,944)
Net unrealized appreciation on investments, swap contracts, and foreign currency translations	37,283,034
Other temporary differences*	(29,421)

Total	$34,763,669

*	Other temporary differences are primarily due adjustments on preferred share class distribution payables, income from investments in hybrid securities, and mark-to-market and accrual adjustments on investments in swap contracts.

THE GABELLI UTILITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $2,489,944 which are available to reduce future required distributions of net capital gains to shareholders. $890,229 of the loss carryforward is available through 2017; and $1,599,715 is available through 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$175,318,239	$63,538,605	$(5,180,950)	$58,357,655

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2011, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Agreements and Transactions with Affiliates.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Shares for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Shares for the period. For the six months ended June 30, 2011, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap of the outstanding Preferred Shares. Thus, advisory fees were accrued on these assets.

During the six months ended June 30, 2011, the Fund paid brokerage commissions on security trades of $5,871 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.

THE GABELLI UTILITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2011, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the six months ended June 30, 2011, the Fund paid or accrued $55,640 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,500 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Portfolio Securities.  Purchases and sales of securities for the six months ended June 30, 2011, other than short-term securities and U.S. Government obligations, aggregated $1,268,688 and $4,787,338, respectively.

5.  Capital.  The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2011 and the year ended December 31, 2010, the Fund did not repurchase any common shares of beneficial interest in the open market.

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Net increase from shares issued upon reinvestment of distributions	222,136	$1,423,173	486,077	$3,365,431

A shelf registration authorizing the offering of preferred shares was declared effective by the SEC on June 13, 2008. Offering costs of $123,086 relating to this shelf registration were written off in 2011.

The Fund is authorized to issue up to 2,005,000 shares of $0.001 par value Cumulative Preferred Shares. The Cumulative Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Cumulative Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 5.625% Series A and Series B Auction Market Cumulative Preferred Shares at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at

THE GABELLI UTILITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

On July 31, 2003, the Fund received net proceeds of $28,895,026 (after underwriting discounts of $945,000 and offering expenses of $159,974) from the public offering of 1,200,000 shares of 5.625% Series A Cumulative Preferred Shares. Commencing July 31, 2008 and thereafter, the Fund, at its option, may redeem the 5.625% Series A Cumulative Preferred Shares in whole or in part at the redemption price at any time. During the six months ended June 30, 2011, the Fund did not repurchase any shares of 5.625% Series A Cumulative Preferred Shares. At June 30, 2011, 1,153,288 shares of 5.625% Series A Cumulative Preferred Shares were outstanding and accrued dividends amounted to $18,020.

On July 31, 2003, the Fund received net proceeds of $24,590,026 (after underwriting discounts of $250,000 and offering expenses of $159,974) from the public offering of 1,000 shares of Series B Shares. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. The dividend rates of Series B Shares ranged from 1.411% to 1.504% for the six months ended June 30, 2011. Since February 2008, the number of Series B Shares subject to bid orders by potential holders has been less than the number of Series B Shares subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B Shares for which they have submitted sell orders. The current maximum rate is 125% of the seven day Telerate/British Bankers Association LIBOR rate on the day of such auction. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series B Shares may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series B Auction Market Cumulative Preferred Shares in whole or in part at the redemption price at any time. There were no redemptions of Series B Shares during the six months ended June 30, 2011. At June 30, 2011, 900 shares of Series B Shares were outstanding with an annualized dividend rate of 1.411% per share and accrued dividends amounted to $1,764.

The holders of Cumulative Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6.  Industry Concentration.  Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

THE GABELLI UTILITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

8.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

9.  Subsequent Events.  A shelf registration authorizing the offering of an additional $100 million of common or preferred shares was declared effective by the SEC on July 28, 2011.

Management has evaluated the impact on the Fund of all additional subsequent events occurring through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI UTILITY TRUST

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

At its meeting on February 16, 2011, the Board of Trustees (“Board”) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not “interested persons” of the Fund (the “Independent Board Members”). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services.  The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance.  The Independent Board Members reviewed the performance of the Fund since inception against a peer group of sector equity closed-end funds prepared by Lipper. The Independent Board Members noted that the Fund’s performance was above the median of funds in its peer group for the prior one, five, and ten year periods. The Board recognized that many of the Lipper peers were not utility funds so that performance comparisons were of limited use. The Independent Board Members also noted that the Fund had outperformed the Standard & Poor’s Utility Index over each of those same periods.

Profitability.  The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge.

Economies of Scale.  The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and its ability to realize any economies of scale through growth or appreciation was limited.

Sharing of Economies of Scale.  The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential sharing of economies of scale through breakpoints.

Service and Cost Comparisons.  The Independent Board Members compared the investment management fee, other expenses, and total expenses of the Fund with similar expenses of the peer group of sector equity closed-end funds and noted that the Adviser’s management fee includes substantially all administrative services for the Fund as well as investment advisory services. The Independent Board Members noted that within this group, the Fund’s management fee and total expense ratio were above average, recognizing that, unlike the Fund, most of the peer funds were not leveraged and did not incur the expenses associated with leverage. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds, except for the presence of leverage and fees chargeable as assets attributable to leverage in certain circumstances.

Conclusions.  The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services, and that the performance record had been above average during various reporting periods. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was reasonable and that, in part due to the Fund’s structure as a closed-end fund, economies of scale were not a significant factor in their consideration. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

TRUSTEES AND OFFICERS

THE GABELLI UTILITY TRUST

One Corporate Center, Rye, NY 10580-1422

Trustees

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Dr. Thomas E. Bratter

President & Founder, John Dewey Academy

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer, KeySpan Corp.

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Robert J. Morrissey

Attorney-at-Law,

Morrissey, Hawkins & Lynch

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President

Peter D. Goldstein

Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

David I. Schachter

Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Willkie Farr & Gallagher LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	5.625% Preferred
NYSE–Symbol:	GUT	GUT PrA
Shares Outstanding:	31,654,121	1,153,288

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGUTX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/11 through 01/31/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 31,469,138 Preferred Series A – 1,153,288
Month #2 02/01/11 through 02/28/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 31,508,426 Preferred Series A – 1,153,288
Month #3 03/01/11 through 03/31/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 31,546,632 Preferred Series A – 1,153,288
Month #4 04/01/11 through 04/30/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 31,584,239 Preferred Series A – 1,153,288
Month #5 05/01/11 through 05/31/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 31,619,419 Preferred Series A – 1,153,288
Month #6 06/01/11 through 06/30/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 31,654,121 Preferred Series A – 1,153,288
Total	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Utility Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 9/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 9/8/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 9/8/11

*	Print the name and title of each signing officer under his or her signature.